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                                                                    EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated February 5, 1999 relating to the financial statements of E-Commerce, a division of CNET, Inc., which appears in such Prospectus. We also consent to the references to us under the heading "Experts" in such Prospectus.



/s/PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP


San Francisco, California


March 22, 1999